SUPPLEMENT DATED JULY 1, 2024

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2024

FOR CLASS D, CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2024 for Class D, Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Mid-Cap Equity Portfolio – At a meeting held on June 26, 2024, the Board of Trustees of Pacific Select Fund (the “Trust”), including a majority of the Independent Trustees, approved Fidelity Diversifying Solutions LLC (“FDS”) to serve as sub-adviser to the Mid-Cap Equity Portfolio effective November 1, 2024, replacing BlackRock Investment Management, LLC. In addition, the Board approved a name change for the Fund to the Mid-Cap Plus Bond Alpha Portfolio. As a result, effective November 1, 2024, all references to “Mid-Cap Equity Portfolio” will be replaced with “Mid-Cap Plus Bond Alpha Portfolio (formerly Mid-Cap Equity Portfolio).” The Board also approved a reduction to the management fee for this Fund along with a change to the management fee waiver for the Fund effective with the approval of FDS.

In connection with these changes, certain principal investment strategies of the Fund will change as described below. In order to facilitate these changes, a portion of the holdings of the Fund may be sold and new investments purchased in accordance with recommendations by FDS and Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund. PLFA may begin this transitioning prior to November 1, 2024 utilizing the principal investment strategies described below.

Disclosure Changes to the Fund Summaries section

Mid-Cap Plus Bond Alpha Portfolio (formerly Mid-Cap Equity Portfolio) – Effective November 1, 2024, the following changes will be made:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.45%	0.45%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.69%	0.49%
Less Fee Waiver[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver	0.64%	0.44%

[1]	Expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to waive 0.05% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the table will be deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$65	$216	$379	$854
Class P	$45	$152	$269	$611

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in a combination of (1) derivatives that provide exposure to the U.S. mid-capitalization equity market and (2) bonds.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser of the Fund, manages the mid-cap portion of the Fund while Fidelity Diversifying Solutions LLC (“FDS”) manages the bond portion of the Fund as sub-adviser to that portion of the Fund.

Mid-Cap portion

The term “mid-cap” in the Fund’s name refers to derivative investments used to gain exposure to the U.S. mid-capitalization equity market.

For the mid-cap portion of the Fund, PLFA seeks to gain exposure to the U.S. mid-capitalization equity market using derivatives in a notional amount (i.e., the face value amount of a derivatives contract) approximately equal to the Fund’s net assets. Because fewer assets are generally required to gain investment exposure using derivatives than with securities directly, PLFA allocates the remaining assets to the bond portion of the Fund.

These derivatives are primarily total return swaps and, to a lesser extent, futures contracts. PLFA seeks to achieve the Fund’s investment goal in this portion of the Fund by gaining passive exposure to the U.S. mid-capitalization equity market primarily through total return swap agreements on the Russell Midcap Index (the “Index”), an equity securities index that represents the U.S. mid-capitalization equity market.

PLFA generally considers a company to have a medium market capitalization or to be a mid-cap company if the company has a market capitalization within the range of companies included in the Index, or a comparable index which is generally considered in the financial services industry as representing the mid-capitalization segment of the U.S. equity universe. As of March 31, 2024, the market capitalization range for the Index was approximately $351.9 million to $89.0 billion.

This portion of the Fund may also invest in futures contracts on other U.S. mid-cap indices to gain exposure to the U.S. mid-capitalization equity market. Using derivatives such as total return swaps and futures contracts is a way to obtain investment exposure to the U.S. mid-capitalization equity market, as represented by the particular index, without purchasing all of the securities in the index.

PLFA will also seek incremental alpha as it sees investment opportunities. To seek incremental alpha, PLFA may use total return swaps and/or futures contracts to implement its investment views on sub-asset classes within the overall U.S. mid-capitalization equity market, such as mid-cap growth or mid-cap value. This could involve, for example, buying total return swaps on a mid-cap growth index to express a positive view on mid-cap growth as a sub-asset class. Another example could be hedging out part of the mid-cap growth portion of the Index using derivatives, resulting in an overweight to the mid-cap value portion, or doing the opposite.

Bond portion

The term “bond” in the Fund’s name refers to debt securities and derivatives that provide exposure to debt securities.

The bond portion of the Fund will be managed by FDS to seek to contribute to returns in excess of the Index returns (or “alpha”), to earn income to offset the cost of the Fund’s derivatives investments, and to maintain collateral for the Fund’s derivatives exposure.

This portion of the Fund will be invested primarily in investment grade debt securities, including U.S. debt and U.S. dollar-denominated debt issued by foreign entities in developed markets, and repurchase agreements for those securities. Under normal circumstances, this portion of the Fund is expected to maintain an average credit quality of A- or higher and a weighted average duration that is between 0 and 2.75 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer this portion of the Fund’s duration, the more sensitive it is to interest rate risk. The shorter this portion of the Fund’s duration, the less sensitive it is to interest rate risk.

When selecting investments for this portion of the Fund, FDS evaluates sectors of the bond market and individual securities within these sectors. FDS selects U.S. dollar-denominated bonds from several sectors including: U.S. and foreign developed market government securities (including agencies); investment grade corporate bonds; mortgage-related securities and asset-backed securities; and cash equivalents.

In addition, FDS may use derivatives, including buying or selling options or futures contracts on a debt security or an index of debt securities, or entering into credit default swaps and interest rate swaps, including options thereon (i.e., swaptions), primarily to manage risks of the debt security investments by increasing or decreasing the exposure to risk factors associated with those investments or as a substitute for investing in the debt securities directly. For example, FDS could use U.S. Treasury futures contracts to manage interest rate risk or credit default swaps to manage credit risk of corporate bonds or gain exposure to debt security investments in a certain sector.

This portion of the Fund may also invest in debt securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).

FDS may purchase or sell investments for this portion of the Fund for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

The Principal Risks subsection will be deleted in its entirety and replaced with the following:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

Mid-Cap portion

●	Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.
●	Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.
●	Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.
●	Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Bond portion

●	Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.
●	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.
●	Interest Rate Risk: When interest rates rise, the value of debt investments will generally decrease. The Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates.
●	Foreign (Non-U.S.) Markets Risk: Investing in foreign issuers (companies or other entities) can involve more risks than investing in U.S. issuers, such as risks relating to market, economic, political, regulatory and geopolitical conditions relevant to that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.
●	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates).
●	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.
●	Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Risks for both portions of the Fund

●	Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular “basket” of securities representing a certain index. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are centrally cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. In addition, the Fund’s use of total return swaps is subject to market risks based upon changes in the value of the underlying index or reference instrument.
●	Derivatives Risk: The use of futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.
●	Leverage Risk: The Fund may invest in futures contracts, options or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Forward-settling securities and short sale transactions involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.
●	Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.
●	Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

In the Performance subsection, the third paragraph will be deleted in its entirety and replaced with the following:

Fidelity Diversifying Solutions LLC began managing the bond portion of the Fund on November 1, 2024, and some investment policies changed at that time. Other firms managed the Fund before that date.

The Management subsection will be deleted in its entirety and replaced with the following:

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the mid-cap portion of the Fund are:

Portfolio Manager and Primary Title with Investment-Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2024
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2024
Edward Sheng, PhD, CFA, CAIA, Assistant Vice President and Portfolio Manager	Since 2024
Samuel S. Park, Director and Portfolio Manager	Since 2024
Jordan Fettman, CFA, CAIA, Assistant Vice President and Portfolio Manager	Since 2024
Emily Dai, CFA, Director and Portfolio Manager	Since 2024

Sub-Adviser – Fidelity Diversifying Solutions LLC. The persons jointly and primarily responsible for day-to-day management of the bond portion of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Julian Potenza, CFA, Portfolio Manager	Since 2024
David DeBiase, CFA, Portfolio Manager	Since 2024
Rob Galusza, Portfolio Manager	Since 2024

Mid-Cap Growth Portfolio – In the Management subsection, information regarding Nathan A. Brown is deleted from the “Portfolio Manager and Primary Title with Sub-Adviser” table.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Mid-Cap Plus Bond Alpha Portfolio (formerly Mid-Cap Equity Portfolio) – Effective November 1, 2024, the Principal Investments Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in a combination of (1) derivatives that provide exposure to the U.S. mid-capitalization equity market and (2) bonds.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser of the Fund, manages the mid-cap portion of the Fund while Fidelity Diversifying Solutions LLC (“FDS”) manages the bond portion of the Fund as sub-adviser to that portion of the Fund.

Mid-Cap portion

The term “mid-cap” in the Fund’s name refers to derivative investments used to gain exposure to the U.S. mid-capitalization equity market.

For the mid-cap portion of the Fund, PLFA seeks to gain exposure to the U.S. mid-capitalization equity market using derivatives in a notional amount (i.e., the face value amount of a derivatives contract) approximately equal to the Fund’s net assets. Because fewer assets are generally required to gain investment exposure using derivatives than with securities directly, PLFA allocates the remaining assets to the bond portion of the Fund.

These derivatives are primarily total return swaps and, to a lesser extent, futures contracts. PLFA seeks to achieve the Fund’s investment goal in this portion of the Fund by gaining passive exposure to the U.S. mid-capitalization equity market primarily through total return swap agreements on the Russell Midcap Index (the “Index”), an equity securities index that represents the U.S. mid-capitalization equity market. The total return swap agreements in which the Fund invests are typically with large financial institutions that meet PLFA’s minimum credit standards and usually short term (under 18 months in length).

PLFA generally considers a company to have a medium market capitalization or to be a mid-cap company if the company has a market capitalization within the range of companies included in the Index, or a comparable index which is generally considered in the financial services industry as representing the mid-capitalization segment of the U.S. equity universe. As of March 31, 2024, the market capitalization range for the Index was approximately $351.9 million to $89.0 billion.

This portion of the Fund may also invest in futures contracts on other U.S. mid-cap indices to gain exposure to the U.S. mid-capitalization equity market. Using derivatives such as total return swaps and futures contracts is a way to obtain investment exposure to the U.S. mid-capitalization equity market, as represented by the particular index, without purchasing all of the securities in the index.

PLFA will also seek incremental alpha as it sees investment opportunities. To seek incremental alpha, PLFA may use total return swaps and/or futures contracts to implement its investment views on sub-asset classes within the overall U.S. mid-capitalization equity market, such as mid-cap growth or mid-cap value. This could involve, for example, buying total return swaps on a mid-cap growth index to express a positive view on mid-cap growth as a sub-asset class. Another example could be hedging out part of the mid-cap growth portion of the Index using derivatives, resulting in an overweight to the mid-cap value portion, or doing the opposite.

Bond portion

The term “bond” in the Fund’s name refers to debt securities and derivatives that provide exposure to debt securities.

The bond portion of the Fund will be managed by FDS to seek to contribute to returns in excess of the Index returns (or “alpha”), to earn income to offset the cost of the Fund’s derivatives investments, and to maintain collateral for the Fund’s derivatives exposure.

This portion of the Fund will be invested primarily in investment grade debt securities, including U.S. debt and U.S. dollar-denominated debt issued by foreign entities in developed markets, and repurchase agreements for those securities. Under normal circumstances, this portion of the Fund is expected to maintain an average credit quality of A- or higher and a weighted average duration that is between 0 and 2.75 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer this portion of the Fund’s duration, the more sensitive it is to interest rate risk. The shorter this portion of the Fund’s duration, the less sensitive it is to interest rate risk.

When selecting investments for this portion of the Fund, FDS evaluates sectors of the bond market and individual securities within these sectors. FDS selects U.S. dollar-denominated bonds from several sectors including: U.S. and foreign developed market government securities (including agencies); investment grade corporate bonds; mortgage-related securities and asset-backed securities; and cash equivalents (defined as securities that have an effective duration under one year, a weighted average life of less than one year, and spread duration less than one year).

In addition, FDS may use derivatives, including buying or selling options or futures contracts on a debt security or an index of debt securities, or entering into credit default swaps and interest rate swaps, including options thereon (i.e., swaptions), primarily to manage risks of the debt security investments by increasing or decreasing the exposure to risk factors associated with those investments or as a substitute for investing in the debt securities directly. For example, FDS could use U.S. Treasury futures contracts to manage interest rate risk or credit default swaps to manage credit risk of corporate bonds or gain exposure to debt security investments in a certain sector.

This portion of the Fund may also invest in Rule 144A securities.

FDS may purchase or sell investments for this portion of the Fund for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Effective November 1, 2024, the Principal Risks subsection will be deleted in its entirety and replaced with the following:

Risks for Mid-Cap portion	Risks for Bond portion
● Equity Securities Risk ● Growth Companies Risk ● Mid-Capitalization Companies Risk ● Value Companies Risk

●          Credit Risk

●          Debt Securities Risk

●          Foreign (Non-U.S.) Markets Risk

●          Interest Rate Risk

●          Mortgage-Related and Other Asset-Backed Securities Risk

●          Restricted Securities Risk

●          U.S. Government Securities Risk

Risks for both portions of the Fund
● Active Management Risk ● Derivatives Risk ● Leverage Risk ● Swap Agreements Risk ● Underlying Fund Risk

Disclosure Changes to the About Management section

Effective November 1, 2024, in the table for BlackRock Investment Management, LLC, the Mid-Cap Equity Portfolio subsection will be deleted.

In the table for Delaware Investments Fund Advisers, information regarding Nathan A. Brown is deleted from the subsection for the Mid-Cap Growth Portfolio.

Effective November 1, 2024, the following table will be added in alphabetical order:

Fidelity Diversifying Solutions LLC

245 Summer Street, Boston MA 02110

Fidelity Diversifying Solutions LLC (“FDS”) is an SEC registered investment adviser. As of March 31, 2024, FDS had approximately $3.1 billion in assets under management worldwide. FDS is a wholly-owned subsidiary of FMR LLC.

Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio)
Julian Potenza, CFA	Portfolio Manager of FDS since 2017. Mr. Potenza began his investment career in 2003 and has a BS from Boston College.

David DeBiase, CFA	Portfolio Manager of FDS since 2017. Mr. DeBiase began his investment career in 2000 and has a BS from Bentley University and an MBA from Boston College.

Rob Galusza	Portfolio Manager of FDS since 1995. Mr. Galusza began his investment career in 1985 and has a BS from Babson College and an MS from Boston College.

SUPPLEMENT DATED JULY 1, 2024

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2024

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2024 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. The changes in this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

Mid-Cap Equity Portfolio – At a meeting held on June 26, 2024, the Board of Trustees of Pacific Select Fund (the “Trust”), including a majority of the Independent Trustees, approved Fidelity Diversifying Solutions LLC (“FDS”) to serve as sub-adviser to the Mid-Cap Equity Portfolio effective November 1, 2024, replacing BlackRock Investment Management, LLC. In addition, the Board approved a name change for the Fund to the Mid-Cap Plus Bond Alpha Portfolio. As a result, effective November 1, 2024, all references to “Mid-Cap Equity Portfolio” in the Statement of Additional Information will be replaced with “Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio).”

ADDITIONAL INFORMATION ON UNDERLYING FUNDS

In the table of the Balanced Allocation Underlying Funds in which the PSF Avantis Balanced Allocation Portfolio may invest, the Avantis U.S. Small Cap Value ETF is deleted.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective November 1, 2024, the Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio) section will be deleted and replaced with the following:

Bond portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in CLOs; foreign currency-denominated securities (including forward foreign currency contracts); obligations of supra-national organizations; municipal bonds (both taxable and tax-exempt issues); covered bonds; and CMOs.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Investment Advisory Fee Schedules section, effective November 1, 2024, the Annual Investment Advisory Fee for the Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio) will be changed to 0.45%.

Also effective November 1, 2024, footnote 11 will be deleted and replaced with the following:

11 PLFA has agreed to waive 0.05% of its management fee for the Mid-Cap Plus Bond Alpha Portfolio (formerly Mid-Cap Equity Portfolio) through April 30, 2026. There is no guarantee that PLFA will continue such waiver after that date.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following section for FDS will be added in alphabetical order effective November 1, 2024:

Fidelity Diversifying Solutions LLC (“FDS”)

FDS is a wholly owned subsidiary of FMR LLC, which is the parent company of a group of related companies commonly referred to as “Fidelity Investments” or “Fidelity.” FDS is a registered investment adviser under the Advisers Act, and registered with the U.S. Commodity Futures Trading Commission, as a commodity pool operator (“CPO”) and a commodity trading adviser (“CTA”). FDS is a member of the National Futures Association.

In the Compensation Structures and Methods section, under the section for BlackRock, all information regarding Akiva Dickstein, Scott MacLellan and Michael Carlucci will be deleted effective November 1, 2024.

Also in the Compensation Structures and Methods section, the following section will be added in alphabetical order effective November 1, 2024:

FDS

Julian Potenza, David DeBiase and Rob Galusza are co-portfolio managers of the Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio) and receive compensation for those services. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FDS or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FDS or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FDS. The portion of each portfolio manager's bonus that is linked to the investment performance of Mid-Cap Plus Bond Alpha Portfolio is based on the fund's pre-tax investment performance measured against the Secured Overnight Financing Rate. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FDS’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

In the Other Accounts Managed section, under BlackRock’s portion of the table, all references to Akiva Dickstein, Scott MacLellan and Michael Carlucci will be deleted effective November 1, 2024.

Also in the Other Accounts Managed section, under DIFA’s portion of the table, all information regarding Nathan A. Brown is deleted.

Also in the Other Accounts Managed section, the following will be added alphabetically to the table effective November 1, 2024:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
FDS
David DeBiase[1]
Registered Investment Companies	17	$30,311,483,626	None	N/A
Other Pooled Investment Vehicles	6	$25,471,918,097	None	N/A
Other Accounts	44	$18,076,119,535	None	N/A

Rob Galusza[1]
Registered Investment Companies	17	$30,110,047,535	None	N/A
Other Pooled Investment Vehicles	6	$25,471,918,097	None	N/A
Other Accounts	60	$40,809,376,783	None	N/A

Julian Potenza[1]
Registered Investment Companies	17	$30,311,483,626	None	N/A
Other Pooled Investment Vehicles	6	$25,471,918,097	None	N/A
Other Accounts	53	$16,400,574,398	None	N/A

___________

1 Other Accounts Managed information as of March 31, 2024.

In the Material Conflicts of Interest section, under the section for Blackrock, all references to Akiva Dickstein and Scott Maclellan will be deleted effective November 1, 2024.

Also in the Material Conflicts of Interest section, the subsection for FIAM will be renamed as “FIAM and FDS” and references within the subsection to “FIAM” will be replaced with “FDS or FIAM” effective November 1, 2024.

APPENDICES

Effective November 1, 2024, in Appendix B, the proxy voting policies and procedures for FIAM will be renamed “FIAM and FDS.”